UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018 (September 17, 2018)

GOLDMAN SACHS BDC, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On September 17, 2018, Goldman Sachs BDC, Inc. (the “Company”) entered into a fifth amendment (the “Amendment”) to its senior secured revolving credit agreement among the Company, as borrower, the Lenders party thereto, and SunTrust Bank, as administrative agent (as amended, supplemented or otherwise modified and in effect from time to time, the “Revolving Credit Facility”) to, among other things: (i) reduce the existing minimum asset coverage ratio financial covenant from 200% to 150%; (ii) establish a new financial covenant requiring the Company to maintain a minimum asset coverage ratio of 200% with respect to the consolidated assets (with certain limitations on the contribution of equity in financing subsidiaries as specified therein) of the Company and its subsidiary guarantors to the secured debt of the Company and its subsidiary guarantors (iii) establish a new financial covenant with respect to maintaining a minimum Company net worth of at least $350 million; and (iv) establish additional concentration limits in connection with the calculation of the Company’s borrowing base, based upon the Company’s secured asset coverage ratio.

The foregoing description is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 – Other Events.

On September 17, 2018, the Company issued a press release, included herewith as Exhibit 99.1 and incorporated herein by reference, announcing the Amendment.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Fifth Amendment to Senior Secured Revolving Credit Agreement, dated as of September 17, 2018, among the Company, as Borrower, the Lenders party thereto and SunTrust Bank, as Administrative Agent and as Collateral Agent.

99.1	Press Release of Goldman Sachs BDC, Inc., dated September 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: September 17, 2018	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer